                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
 ------------------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                                         ----------------------
     (5) Total fee paid:
                         ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                -----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                      -------------------------
     (3)  Filing Party:
                      ---------------------------------------------------------
     (4)  Date Filed:
                    -----------------------------------------------------------

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.
                  c/o Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                               -------------------

                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

                               -------------------

To Our Stockholders:

       Notice is hereby given that the Annual Meetings of Stockholders of each of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, June 6, 2002, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020:

     Conference Room 4
       The Thai Fund, Inc. ("TTF") .................................. 8:30 a.m.
       The Malaysia Fund, Inc. ("MF") ............................... 8:45 a.m.
       Morgan Stanley High Yield Fund, Inc. ("MSY") ................. 9:00 a.m.
       Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB")..... 9:15 a.m.
       Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD") ...... 9:30 a.m.

     Conference Room 3
       Morgan Stanley Eastern Europe Fund, Inc. ("RNE") ............. 8:30 a.m.
       The Turkish Investment Fund, Inc. ("TKF") .................... 8:45 a.m.
       Morgan Stanley Emerging Markets Fund, Inc. ("MSF") ........... 9:00 a.m.
       The Latin American Discovery Fund, Inc. ("LDF") .............. 9:15 a.m.
       Morgan Stanley India Investment Fund, Inc. ("IIF")............ 9:30 a.m.

       The Meetings are being held for the following purpose:

               1. To elect Directors of the Funds.

       Only stockholders of record of a particular Fund at the close of business on April 8, 2002, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                                      MARY E. MULLIN
                                                      Secretary

Dated:  May 1, 2002

       If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing your Proxy Card(s) promptly.

                Morgan Stanley Eastern Europe Fund, Inc. ("RNE")
             Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")
               Morgan Stanley Emerging Markets Fund, Inc. ("MSF")
            Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB")
                  Morgan Stanley High Yield Fund, Inc. ("MSY")
               Morgan Stanley India Investment Fund, Inc. ("IIF")
                 The Latin American Discovery Fund, Inc. ("LDF")
                         The Malaysia Fund, Inc. ("MF")
                           The Thai Fund, Inc. ("TTF")
                    The Turkish Investment Fund, Inc. ("TKF")
                  c/o Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                               -------------------

                              JOINT PROXY STATEMENT

       This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, June 6, 2002, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter "Morgan Stanley Investment Management" or the "Manager"), 1221 Avenue of the Americas, 5th Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 1, 2002. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

       If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

       The Board has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

                  LDF ................... 10,789,005 shares
                  MF ....................  9,738,015 shares
                  MSD ................... 22,046,681 shares
                  MSF ................... 18,710,084 shares
                  MGB ...................  4,190,803 shares
                  RNE ...................  3,746,408 shares
                  MSY ................... 11,668,740 shares
                  IIF ................... 19,038,804 shares
                  TTF ................... 13,269,578 shares
                  TKF ...................  6,004,906 shares

       The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $4,000 per Fund, plus out-of-pocket expenses.

       Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2001 (October 31, 2001 for TKF), to any stockholder of such Fund requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726.

       J.P. Morgan Investor Services Co. is an affiliate of the Funds' administrator, JPMorgan Chase Bank ("JPMorgan Chase"), and provides administrative services to the Funds. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

       This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card.

       THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF ANNUAL MEETINGS.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

       At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of:

       (i) Ronald E. Robison, Michael Nugent, Joseph J. Kearns and Fergus Reid as Class I Directors for a term expiring in 2005, for all of the Funds except for IIF, and

       (ii) Clifford D'Souza, Barton M. Biggs and Gaetan Bouic as Class II Directors for a term expiring in 2005 and Nilesh Joshi as a Class III Director for a term expiring in 2003, for IIF.

       Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Ronald E. Robison, Michael Nugent, Joseph J. Kearns and Fergus Reid. Class II currently consists of John D. Barrett II, Vincent R. McLean and C. Oscar Morong, Jr. Class III currently consists of Barton M. Biggs, Gerard E. Jones, Thomas P. Gerrity and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting with respect to all Funds other than IIF. With respect to IIF, Class I currently consists of Ronald E. Robison, John S.Y. Chu and Fergus Reid. Class II currently consists of Gaetan Bouic, Clifford D'Souza and Barton M. Biggs. Class III currently consists of Nilesh Joshi, Gerard E. Jones and Marie Joseph Raymond La Musse. Only the Directors in Class II and Mr. Joshi are being considered for election at this Meeting.

       Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-two years of age, or (v) his removal as provided by statute or the Fund's Articles of Incorporation. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

       The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund has adopted a formal, written Audit Committee Charter. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2001 (October 31, 2001 for TKF).

       The members of the Audit Committee of each Fund other than IIF are John
D. Barrett II, Joseph J. Kearns, Gerard E. Jones, Vincent R. McLean and C. Oscar Morong, Jr. The members of IIF's Audit Committee are John S.Y. Chu, Fergus Reid, Gaetan Bouic, Gerard E. Jones and Marie Joseph Raymond La Musse. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds (with such Directors being "Independent Directors"), and each of whom is "independent" from the Funds under the listing standards of the New York Stock Exchange, Inc. Joseph J. Kearns is the Chairman of each Audit Committee other than for IIF. Gerard E. Jones is the Chairman of IIF's Audit Committee.

       The Boards of Directors also have a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund's Board of Directors and establishes compensation for Independent Directors. Each Fund has adopted a formal, written Nominating and Compensation Committee Charter. The members of the Nominating and Compensation Committee of each Fund other than IIF are Thomas P. Gerrity, William G. Morton, Jr., Michael Nugent and Fergus Reid, each of whom is an Independent Director. The members of IIF's Nominating and Compensation Committee are Fergus Reid, Gerard E. Jones, John S.Y. Chu, Marie Joseph Raymond La Musse and Gaetan Bouic, each of whom is an Independent Director. The Chairman of each Nominating and Compensation Committee is Mr. Reid. Each Nominating and Compensation Committee met one time during the fiscal year ending December 31, 2001 (October 31, 2001 for TKF).

       At a meeting on June 14, 2001, the Board of Directors of each Fund, including a majority of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between each Fund and the Manager for a one-year period.

       There were five meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 2001 (October 31, 2001 for TKF). For the 2001 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served that were held during the time such Director was a member of the Board except for Barton M. Biggs.

       Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

       Certain information regarding the current Directors of the Funds is set forth below:

                                                                                             Number of
                                                                                           Portfolios in
                                                         Principal Occupations During      Fund Complex
                                   Position with          Past Five Years and Other         Overseen by
    Name, Address and Age            the Funds                  Directorships                 Director
    ---------------------          -------------         ----------------------------     --------------
    Interested Directors
    ---------------------

Barton M. Biggs*(1)+ .......... Class III Director and    Chairman, Director and                  78
1221 Avenue of the Americas     Chairman of the Board     Managing Director of Morgan
New York, New York 10020        since:                    Stanley Investment Management
(69)                            LDF:    1992              and Chairman and Director of
                                MF:     1995              Morgan Stanley Investment
                                MSD:    1993              Management Limited; Managing
                                MSF:    1993              Director of Morgan Stanley &
                                MGB:    1995              Co. Incorporated; Member of
                                RNE:    1996              the Yale Development Board;
                                MSY:    1995              Director or Trustee and
                                IIF:    1994              Chairman of the Board of
                                TTF:    1995              various U.S. registered
                                TKF:    1995              investment companies managed
                                                          by Morgan Stanley Investment
                                                          Management.

Ronald E. Robison*+ ........... Class I Director of all   Chief Global Operations                 78
1221 Avenue of the Americas     Funds since 2001          Officer and Managing Director
New York, New York 10020                                  of Morgan Stanley Investment
(63)                                                      Management; Managing Director
                                                          of Morgan Stanley & Co.
                                                          Incorporated; President and
                                                          Chief Executive Officer of
                                                          Morgan Stanley Trust; Director
                                                          or Trustee and President of
                                                          various U.S. registered
                                                          investment companies managed
                                                          by Morgan Stanley Investment
                                                          Management; Previously,
                                                          Managing Director and Chief
                                                          Operating Officer of TCW Funds
                                                          Management and Managing
                                                          Director of Trust Company of
                                                          the West.


Clifford D'Souza*+ ............ Class II Director of      Executive Director of Morgan            1
Morgan Stanley                  IIF only since 2001       Stanley Investment Management
Forbes Building - Fifth Floor                             Inc.
Charanjit Rai Marg, Fort
Mumbai, India
(39)

Nilesh Joshi*+ ................ Class III Director of     Vice President of Morgan                1
Morgan Stanley                  IIF only since 2001       Stanley Investment Management
Forbes Building - Fifth Floor                             Private Ltd.; Formerly,
Charanjit Rai Marg, Fort                                  Associate Vice President and
Mumbai, India                                             Company Secretary of Kotak
(39)                                                      Mahindra Group (investment
                                                          management).

* "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager and Messrs. Robison, D'Souza and Joshi are officers of the Manager or its affiliates.
(1)    With regard to IIF, Mr. Biggs is currently a Class II Director.
+      Nominee for election as a Director of one or more Funds at the Meetings.

                                                                                             Number of
                                                                                           Portfolios in
                                                         Principal Occupations During      Fund Complex
                                   Position with          Past Five Years and Other         Overseen by
    Name, Address and Age            the Funds                  Directorships                 Director
    ---------------------          -------------         ----------------------------     --------------
    Independent Directors
    ---------------------

John D. Barrett II .........    Class II Director of      Chairman and Director of                77
Barrett Associates, Inc.        all Funds (except IIF)    Barrett Associates, Inc.
565 Fifth Avenue                since 2000                (investment counseling);
New York, New York 10017                                  Director of the Ashforth
(66)                                                      Company (real estate);
                                                          Chairman, and formerly
                                                          Director, of the
                                                          Barrett Growth Fund;
                                                          Limited Partner,
                                                          Barrett Growth
                                                          Partners, LP; Limited
                                                          Partner, Long Meadow
                                                          Holdings, LP; Director
                                                          or Trustee of various
                                                          U.S. registered
                                                          investment companies
                                                          managed by Morgan
                                                          Stanley Investment
                                                          Management.

Gaetan Bouic+ .............     Class II Director of      Finance Director of UBP                 1
Coast Road                      IIF only since 2001       Limited Group (building
Poste Lafayette, Mauritius                                materials); Chairman of the
(66)                                                      Listing Committee of the Stock
                                                          Exchange of Mauritius;
                                                          Chairman of Mauritius Venture
                                                          Capital Fund Ltd.; Formerly,
                                                          President of the Joint
                                                          Economic Council and Chairman
                                                          of the Stock Exchange of
                                                          Mauritius.


John S.Y. Chu+ ............     Class I Director of IIF   Finance director of the ABC             1
Orchard Towers                  only since 1996           Group of Companies
Quatre Bornes, Mauritius                                  (conglomerate); Formerly,
(64)                                                      Managing Director of Crown
                                                          Eagle Investments Ltd.


Thomas P. Gerrity .........     Class III Director of     Professor of Management, and            77
219 Grays Lane                  all Funds (except IIF)    formerly Dean, of Wharton
Haverford, PA 19041             since 2001                School of Business, University
(60)                                                      of Pennsylvania; Director of
                                                          Sunoco (oil refining), Fannie
                                                          Mae (mortgage finance),
                                                          Reliance Group Holdings
                                                          (insurance), CVS Corporation
                                                          (retail pharmacy), Internet
                                                          Capital Group and
                                                          Knight-Ridder, Inc.
                                                          (newspapers); Director or
                                                          Trustee of various U.S.
                                                          registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management;
                                                          Formerly, Director of IKON
                                                          Office Solutions, Inc. (office
                                                          equipment), Fiserv (financial
                                                          services), Investor Force
                                                          Holdings, Inc. (institutional
                                                          investment information
                                                          services), Digital Equipment
                                                          Corporation (computer
                                                          equipment), ICG Commerce, Inc.
                                                          (internet commerce), and Union
                                                          Carbide Corporation
                                                          (chemicals).


Gerard E. Jones ...........     Class III Director of     Of Counsel, Shipman & Goodwin,          78
Shipman & Goodwin, LLP          all Funds (except IIF)    LLP (law firm); Director of
43 Arch Street                  since 2000; Class III     Tractor Supply Company,
Greenwich, Connecticut 06830    Director of IIF since     Tiffany Foundation, Fairfield
(65)                            1995                      County Foundation; Director or
                                                          Trustee of various U.S.
                                                          registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management.

                                                                                             Number of
                                                                                           Portfolios in
                                                         Principal Occupations During      Fund Complex
                                   Position with          Past Five Years and Other         Overseen by
    Name, Address and Age            the Funds                  Directorships                 Director
    ---------------------          -------------         ----------------------------     --------------
Joseph J. Kearns+ .........     Class I Director of all   Investment consultant;                  77
23852 Pacific Coast Highway     Funds (except IIF)        Director of Electro Rent
Malibu, California 90625        since 2001                Corporation (equipment
(59)                                                      leasing) and The Ford Family
                                                          Foundation; Formerly, Chief
                                                          Financial Officer of The J.
                                                          Paul Getty Trust; Director or
                                                          Trustee of various U.S.
                                                          registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management.


Marie Joseph Raymond La         Class III Director of     Director of The India Media,            1
Musse .....................     IIF only since 2001       Internet and Communications
Le Belvedere
Rue La Hausse de la Louviere                              Fund Ltd., Southern Cross
Floreal, Mauritius                                        Hotel Ltd., Jean Vaulbert de
(69)                                                      Chantily Ltd. (consumer goods)
                                                          and Grandville Ltee (property

                                                          holding company); Formerly,
                                                          Partner of Lamusse Sek Sum
                                                          (accounting)

Vincent R. McLean .........     Class II Director of      Director of Legal and General           77
702 Shackamaxon Dr.             all Funds (except IIF)    America, Inc. (insurance),
Westfield, NJ 07090             since 2001                Banner Life Insurance Co. and
(70)                                                      William Penn Life Insurance
                                                          Company of New York;
                                                          Director or Trustee of
                                                          various U.S.
                                                          registered Investment
                                                          companies managed by
                                                          Morgan Stanley
                                                          Investment Management;
                                                          Formerly, Executive
                                                          Vice President, Chief
                                                          Financial Officer,
                                                          Director and Member of
                                                          the Executive
                                                          Committee of Sperry
                                                          Corporation (now part
                                                          of UNISYS Corporation)
                                                          (computers).

C. Oscar Morong, Jr. ......     Class II Director of      Managing Director of Morong             77
1385 Outlook Drive West         all Funds (except IIF)    Capital Management; Trustee
Mountainside, NJ 07092          since 2001                and Chairman of the mutual
(66)                                                      funds in the Smith Barney
                                                          CitiFunds fund
                                                          complex; Director or
                                                          Trustee of various
                                                          U.S. registered
                                                          investment companies
                                                          managed by Morgan
                                                          Stanley Investment
                                                          Management; Formerly,
                                                          Senior Vice President
                                                          and Investment Manager
                                                          for CREF, TIAA-CREF
                                                          Investment Management,
                                                          Inc.; Director of the
                                                          Indonesia Fund, the
                                                          Landmark Funds and
                                                          Ministers and
                                                          Missionaries Benefit
                                                          Board of American
                                                          Baptist Churches.

William G. Morton, Jr. ....     Class III Director        Chairman Emeritus and former            77
100 Franklin Street             since:                    Chief Executive Officer of
Boston, Massachusetts 02110     LDF:    1995              Boston Stock Exchange;
(64)                            MF:     1994              Director of RadioShack
                                MSD:    1993              Corporation (electronics);
                                MSF:    1995              Director or Trustee of various
                                MGB:    1994              U.S. registered investment
                                RNE:    1996              companies managed by Morgan
                                MSY:    1995              Stanley Investment Management.
                                TTF:    1995
                                TKF:    1995

                                                                                             Number of
                                                                                           Portfolios in
                                                         Principal Occupations During      Fund Complex
                                   Position with          Past Five Years and Other         Overseen by
    Name, Address and Age            the Funds                  Directorships                 Director
    ---------------------          -------------         ----------------------------     --------------
Michael Nugent+ ...........     Class I Director of all   General Partner of Triumph             206
c/o Triumph Capital, L.P.       Funds (except IIF)        Capital, L.P., a private
237 Park Avenue                 since 2001                investment partnership;
New York, New York 10017                                  Chairman of the Insurance
(65)                                                      Committee and Director or
                                                          Trustee of various
                                                          U.S. registered
                                                          investment companies
                                                          managed by Morgan
                                                          Stanley Investment
                                                          Advisors Inc.;
                                                          Director or Trustee of
                                                          various U.S.
                                                          registered investment
                                                          companies managed by
                                                          Morgan Stanley
                                                          Investment Management;
                                                          Director of various
                                                          business
                                                          organizations;
                                                          Formerly, Vice
                                                          President of Bankers
                                                          Trust Company and BT
                                                          Capital Corporation.

Fergus Reid+ ..............     Class I Director of all   Chairman and Chief Executive            78
85 Charles Colman Boulevard     Funds (except IIF)        Officer of Lumelite Plastics
Pawling, New York 12564         since 2000; Class I       Corporation; Trustee and
(69)                            Director of IIF since     Director of approximately 30
                                1995                      investment companies in the
                                                          J.P. Morgan Funds complex
                                                          managed by J.P. Morgan
                                                          Investment Management Inc.;
                                                          Director of various U.S.
                                                          registered investment
                                                          companies managed by Morgan
                                                          Stanley Investment Management.

_________________

+  Nominee for election as a Director of one or more Funds at the Meetings.

  Certain information regarding the officers of the Funds is set forth below:

                                            Position
                                            with the
        Name, Address and Age                 Funds      Principal Occupations During Past Five Years
        -----------------------------     ------------   -----------------------------------------------------------
        Ronald E. Robison* ..........     President of   Chief Global Operations Officer and Managing Director of
        1221 Avenue of the Americas       all Funds      Morgan Stanley Investment Management; Managing Director
        New York, New York 10020          since 2001     of Morgan Stanley & Co. Incorporated; President and
        (63)                                             Chief Executive Officer of Morgan Stanley Trust;
                                                         Director or Trustee and President of various U.S.
                                                         registered investment companies managed by
                                                         Morgan Stanley Investment Management; Formerly, Managing
                                                         Director and Chief Operating Officer of TCW Investment
                                                         Management Company and Managing Director of Trust
                                                         Company of the West.

        Stefanie V. Chang* ..........     Vice           Executive Director of Morgan Stanley & Co. Incorporated
        1221 Avenue of the Americas       President of   and Morgan Stanley Investment Management; Officer of
        New York, New York 10020          all Funds      various U.S. registered investment companies managed by
        (35)                              since 1997     Morgan Stanley Investment Management; Previously
                                                         practiced law with the New York law firm of Rogers &
                                                         Wells.

        Lorraine Truten* ............     Vice           Executive Director of Morgan Stanley Investment
        1221 Avenue of the Americas       President of   Management; President of Morgan Stanley Distribution, Inc.;
        New York, New York 10020          all Funds      Officer of various U.S. registered investment companies managed
        (40)                              since 2001     by Morgan Stanley Investment Management.

        Mary E. Mullin* .............     Secretary of   Vice President of Morgan Stanley & Co. Incorporated and
        1221 Avenue of the Americas       all Funds      Morgan Stanley Investment Management; Officer of various
        New York, New York 10020          since 1999     U.S. registered investment companies managed by Morgan
        (35)                                             Stanley Investment Management; Previously practiced
                                                         law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



                                            Position
                                            with the
        Name, Address and Age                 Funds      Principal Occupations During Past Five Years
        -----------------------------     ------------   -----------------------------------------------------------

        James W. Garrett* ...........     Treasurer of   Vice President of Morgan Stanley & Co. Incorporated and
        1221 Avenue of the Americas       all Funds      Morgan Stanley Investment Management; Officer of various
        New York, NY 10020                since 2002     U.S. registered investment companies managed by Morgan
        (33)                                             Stanley Investment Management; Previously with Price
                                                         Waterhouse LLP.

        Belinda Brady ...............     Assistant      Senior Manager, Fund Administration, J.P. Morgan
        73 Tremont Street                 Treasurer of   Investor Services Co.; Officer of various U.S.
        Boston, Massachusetts 02108       all Funds      registered investment companies managed by Morgan
        (34)                              since 2002     Stanley Investment Management; Previously with Price
                                                         Waterhouse LLP.

        _________________

          * "Interested person" of the Funds within the meaning of the 1940 Act. Mr. Robison and Mr. Garrett and Ms. Chang, Ms. Truten and Ms. Mullin are officers of the Manager.

               Based on information furnished by each Independent Director as of April 25, 2002, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

               The following table sets forth information regarding the dollar ranges of beneficial ownership of shares in each Fund owned by the Directors of the Funds and each nominee for election as a Director, as of April 25, 2002. This information has been furnished by each Director, officer, and nominee. The dollar values in the following table are based upon the market price of the relevant Fund's shares as of April 25, 2002.

                                                                                                               Aggregate
                                                                                                              Dollar Range
                                                                                                               of Equity
                                                                                                             Securities in
                                                                                                               All Funds
                                                                                                             Overseen or to
                                                                                                             be Overseen in
                                                                                                                Family of
                                                                                                               Investment
Name           LDF     MF       MSD      MSF      MGB       RNE       MSY       IIF      TTF         TKF        Companies
----           ---     --       ---      ---      ---       ---       ---       ---      ---         ---        ---------
Biggs          $1-     $1-      $1-      $1-      $1-       $1-       $1-       $1-       $1-        $1-        Over $100,000
               10,000  10,000   10,000   10,000   10,000    10,000    10,000    10,000    10,000     10,000
Robison         None    None     None     None      None      None      None     None      None      None         None

Barrett        $1-      None     None     None      None    $1-       $1-        None      None      None     Over $100,000
                10,000                                       10,000    10,000
Bouic           None    None     None     None      None      None      None     None      None      None         None

Chu             None    None     None     None      None      None      None     None      None      None         None

D'Souza         None    None     None     None      None      None      None     None      None      None         None

Gerrity         None    None     None     None      None      None      None     None      None      None    $10,001-50,000

Jones           None    None     None     None      None      None    $10,001-  $10,001-   None      None     Over $100,000
                                                                       50,000    50,000
Joshi           None    None     None     None      None      None      None     None      None      None         None

Kearns          None    None     None     None      None      None      None     None      None      None    $10,001-50,000

La Musse        None    None     None     None      None      None      None     None      None      None         None

McLean          None    None     None     None      None      None      None     None      None      None       $1-10,000

Morong          None    None     None     None      None      None      None     None      None      None         None

Morton         $1-     $1-      $1-      $10,001-  $1-      $10,001-   $1-       None      $1-     $1-10,000  Over $100,000
                10,000  10,000   10,000   50,000   10,000    50,000    10,000              10,000

                                                                                                               Aggregate
                                                                                                              Dollar Range
                                                                                                               of Equity
                                                                                                             Securities in
                                                                                                               All Funds
                                                                                                             Overseen or to
                                                                                                             be Overseen in
                                                                                                                Family of
                                                                                                               Investment
Name           LDF     MF       MSD      MSF      MGB       RNE       MSY       IIF      TTF         TKF        Companies
----           ---     --       ---      ---      ---       ---       ---       ---      ---         ---        ---------
Nugent        None    None     None     None      None      None      None     None      None        None    $10,001-50,000

Reid          None    None     None    $1-10,000  None      None      None     None      None        None    Over $100,000

       Effective as of October 11, 2001, Morgan Stanley Institutional Fund Trust and the U.S. registered investment companies advised by Morgan Stanley Investment Management, including the Funds (collectively, the "Fund Group") pays each Independent Director (except for those Independent Directors of IIF who reside in India or Mauritius), of any fund within the Fund Group an annual retainer fee of $75,000, for service on all Boards of Directors of the Fund Group and pays the following additional amounts to these Directors for performing certain services for all of the funds in the Fund Group: $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended. The retainer fee to be paid to each Director each year is allocated among the funds in the Fund Group in proportion to each fund's respective average net assets during the year. In lieu of the foregoing, with respect to those Independent Directors of IIF only who reside in India or Mauritius, IIF pays such Directors (i) an annual fee for service on the Board of Directors and on any Board committees of the Fund, an amount equal to $7,500; and (ii) a fee of $750 for each meeting of the Board that such Director attends in person.

       Each Independent Director may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

       Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by the Fund in cash upon such Director's resignation from the Board of Directors of the Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by Morgan Stanley Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

       Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by Morgan Stanley Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended in 2001 for each fund within the Fund Complex. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

       The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2001 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.

                                                                                                 Total
                                                                                              Compensation
                                                                                               from Funds
                                                                                                and Fund
Name                                                                                            Complex
Of                                                                                              Paid to
Directors          LDF    MF     MSD     MSF    MGB     RNE     MSY    IIF      TTF    TKF    Directors(2)(3)
---------          ---    --     ---     ---    ---     ---     ---    ---      ---    ---    ---------------
Interested
----------
Directors
---------

Biggs(1)            --     --     --      --     --      --      --      --      --     --        --
Robison(1)          --     --     --      --     --      --      --      --      --     --        --
D'Souza(1)          --     --     --      --     --      --      --      --      --     --        --
Joshi(1)            --     --     --      --     --      --      --      --      --     --        --

Independent
-----------
Directors
---------

Barrett            $518   $173    $698   $859    $143    $247   $412     --     $163   $204    $78,186
Bouic               --     --     --      --     --      --      --    $11,250   --     --       11,250
Chu                 --     --     --      --     --      --      --    11,250    --     --       11,250
Gerrity(3)          72     26     104     106     19      34     55      --      26     16      69,712
Jones               517    172    697     858    143     245     411     955     162    203     78,186
Kearns(3)           76     28     120     110     20      36     58      --      27     17      70,835
La Musse            --     --     --      --     --      --      --    11,250    --     --       11,250
McLean(3)           72     26     104     106     19      34     55      --      26     16      69,712
Morong(3)           72     26     104     106     19      34     55      --      26     16      69,712
Morton              518    173    698     859    143     247     412     --      163    204     78,186
Nugent              79     28     114     116     21      37     60      --      28     18     228,362
Reid(3)             521    175    703     864    144     248     414     961     164    205     81,115

_____________

(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds which are part of the Fund Complex.
(3) Amounts shown in this table include certain amounts deferred by Messrs. Gerrity, Kearns, McLean, Morong and Reid, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Gerrity, Kearns, McLean, Morong and Reid, please refer to the table on page 10 of this joint proxy statement

       The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name           LDF    MF      MSD      MSF      MGB     RNE     MSY      IIF      TTF     TKF     Total
----           ---    --      ---      ---      ---     ---     ---      ---      ---     ---     -----
                                                                                                  Deferred
                                                                                                  --------
                                                                                                  Compensation
                                                                                                  ------------
                                                                                                  from Funds
                                                                                                  ----------
                                                                                                  and Fund
                                                                                                  --------
                                                                                                  Complex
                                                                                                  -------

Gerrity         --    --       --       --       --      --      --       --       --      --      $60,922

Kearns         $17     $6      $34      $23      $4      $8      $13      --       $6      $4       58,820

McLean          17      6       24       24       4       8       13       --       6       4       62,948

Morong          17      6       24       24       4       8       13       --       6       4       62,948

Reid            --     --       --       --      --      --       --      $961     --      --       75,098

       The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

       THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April 25, 2002:

                          Name and Address                         Amount and Nature
   Fund                   of Beneficial Owner                  of Beneficial Ownership             Percent of Class
--------------      --------------------------------------  ------------------------------------   ----------------
LDF                 Yale University                         1,351,500 shares with sole voting           12.4%
                    Investments Office                      power and sole dispositive power (1)
                    230 Prospect Street
                    New Haven, Connecticut 06511-2107

                    President and Fellows of Harvard        574,401 shares with sole voting              5.0%
                    College                                 power and sole dispositive power (2)
                    c/o Harvard Management Company, Inc.
                    600 Atlantic Avenue
                    Boston, Massachusetts  02210

                    Lazard Freres & Co. LLC                 1,589,500 shares with sole voting           18.6%
                    30 Rockefeller Plaza                    power and sole dispositive power (3)
                    New York, New York  10020

MF                  President and Fellows of Harvard        1,006,851 shares with sole voting           10.3%
                    College                                 power and sole dispositive power (4)
                    c/o Harvard Management Company, Inc.
                    600 Atlantic Avenue
                    Boston, Massachusetts  02210

MSF                 Morgan Stanley & Co. Incorporated       504,154 shares with shared voting           5.18%
                    1585 Broadway                           power and shared dispositive power;
                    New York, New York  10036               607,166 shares with shared
                                                            dispositive power but no voting
                                                            power (5)

                    Yale University                         1,425,200 shares with sole voting            7.5%
                    Investments Office                      and sole dispositive power (1)
                    230 Prospect Street
                    New Haven, Connecticut 06511-2107

                    Lazard Freres & Co. LLC                 2,182,000 shares with sole and sole          9.6%
                    30 Rockefeller Plaza                    dispositive power (3)
                    New York, New York 10020

                    President and Fellows of Harvard        1,090,401 shares with sole voting power      5.8%
                    College                                 and sole dispositive power (6)
                    c/o Harvard Management Company, Inc.
                    600 Atlantic Avenue
                    Boston, Massachusetts  02210

RNE                 Morgan Stanley & Co. Incorporated       9,730 shares with shared voting             7.58%
                    1585 Broadway                           power and shared dispositive power;
                    New York, New York  10036               287,828 shares with shared
                                                            dispositive power but no voting
                                                            power (7)

                    Morgan Stanley & Co. International      199,692 shares with shared                  5.26%
                    Limited                                 dispositive power (7)
                    25 Cabot Square
                    Canary Wharf
                    London E14 4QA
                    England

                    City of London Investment Group PLC     303,100 shares with sole voting             7.92%
                    10 Eastcheap                            power and sole dispositive power (8)
                    London EC3M ILX
                    England

                    President and Fellows of Harvard        850,901 shares with sole voting             22.2%
                    College                                 power and sole dispositive power (9)
                    c/o Harvard Management Company, Inc.
                    600 Atlantic Avenue
                    Boston, Massachusetts 02210

                          Name and Address                         Amount and Nature
   Fund                   of Beneficial Owner                  of Beneficial Ownership             Percent of Class
--------------      --------------------------------------  ------------------------------------   ----------------
TKF                 United Nations Joint Staff Pension      650,000 shares with shared voting           9.23%
                    Fund                                    power and shared dispositive power
                    United Nations, New York  10017         (10)

                    Fiduciary Trust Company International   650,000 shares with shared voting           9.23%
                    Rockefeller Center                      power and shared dispositive power
                    600 Fifth Avenue                        (10)
                    New York, New York  10020

                    Kuwait Investment Authority             900,000 shares with sole voting             12.77%
                    P.O. Box 38346                          power and sole dispositive power
                    Dahieh Abdullah Al Salem                (10)
                    Kuwait City, Kuwait  72254

                    City of London Investment Group PLC     990,100 shares with sole voting             16.27%
                    10 Eastcheap                            power and sole dispositive power (8)
                    London EC3M ILX
                    England

IIF                 President and Fellows of Harvard        1,899,296 shares with sole voting            9.7%
                    College                                 power and sole dispositive power (6)
                    c/o Harvard Management Company, Inc.
                    600 Atlantic Avenue
                    Boston, Massachusetts  02210

________________
(1)  Based on a Schedule 13G / A filed with the Commission on January 3, 2002.
(2)  Based on a Schedule 13G filed with the Commission on February 14, 2002.
(3)  Based on a Schedule 13G / A filed with the Commission on February 15, 2002.
(4)  Based on a Schedule 13G / A filed with the Commission on January 10, 2002.
(5)  Based on a Schedule 13G / A filed with the Commission on February 5, 1999.
(6)  Based on a Schedule 13G / A filed with the Commission on February 14, 2002.
(7)  Based on a Schedule 13G / A filed with the Commission on February 6, 2002.
(8)  Based on a Schedule 13G filed with the Commission on February 12, 2002.
(9)  Based on a Schedule 13G / A filed with the Commission on November 7, 2001.
(10) Based on a Schedule 13G / A filed with the Commission on February 3, 1997.
(11) Based on a Schedule 13G filed with the Commission on November 2, 1992.

                    AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

       At a meeting held on February 14, 2002, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2002 (October 31, 2002 for TKF). The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

       Each Fund's financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) be included in the Fund's most recent annual report.

                 Joseph J. Kearns, Chairman of the Audit Committee Gerard E. Jones, Member of the Audit Committee
                 John D. Barrett II, Member of the Audit Committee
                 C. Oscar Morong, Jr., Member of the Audit Committee Vincent R. McLean, Member of the Audit Committee

Report of the Audit Committee of IIF only

       At a meeting held on February 13, 2002, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2002. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

       The Fund's financial statements for the fiscal year ended December 31, 2001 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Fund's most recent annual report.

                 Gerard E. Jones, Chairman of the Audit Committee
                 John S.Y. Chu, Member of the Audit Committee
                 Gaetan Bouic, Member of the Audit Committee
                 Marie Joseph Raymond La Musse, Member of the Audit Committee Fergus Reid, Member of the Audit Committee

Audit Fees

       The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 (October 31, 2001 for TKF) is set forth below:

                   TTF                                     $35,000
                   MF                                      $35,000
                   MSY                                     $45,000
                   IIF                                    $100,000

                   RNE                                     $65,000
                   TKF                                     $40,000
                   LDF                                     $65,000
                   MSF                                     $90,000
                   MSD                                     $70,000
                   MGB                                     $45,000

Financial Information Systems Design and Implementation Fees

       There were no professional services rendered by Ernst & Young LLP to any Fund, the Manager or affiliated entities that provide services to any Fund for the fiscal year ended December 31, 2001 relating to financial information systems design and implementation.

All Other Fees

       The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Fund, the Manager and to affiliated entities that provide services to any Fund for the fiscal year ended December 31, 2001 amounted to $3.8 million, which figure includes (i) audit-related fees of $100,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of $3.7 million related to services such as performance attestation, operational control reviews, business interruption insurance recovery assistance, process improvement and reengineering, tax consulting and educational seminars. The Audit Committee of each Fund also reviewed information regarding other services provided to affiliates of the Manager by Ernst & Young LLP and the fees received by Ernst & Young LLP for those services. In addition, all other fees for services provided to each Fund relating to the review of the Fund's tax returns is set forth below:

                   TTF                                  $2,600
                   MF                                   $2,600
                   MSY                                  $2,600
                   IIF                                  $2,600
                   RNE                                  $2,600
                   TKF                                  $2,600
                   LDF                                  $2,600
                   MSF                                  $2,600
                   MSD                                  $3,200
                   MGB                                  $3,200

       The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Certain Other Matters Concerning the Fund's Independent Auditors

       On July 5, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants for each Fund. At a meeting held on June 15, 2000, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of each Fund acting on the recommendation of the Audit Committee of each Fund, appointed Ernst & Young LLP as independent accountants for each Fund, effective with the resignation of PricewaterhouseCoopers LLP. The appointment of Ernst & Young as independent accountants for the Fund was ratified by the stockholders of each Fund on August 1, 2000 at each Fund's reconvened annual meeting of stockholders. In connection with its audits for 1998 and 1999 and through July 5, 2000, the date of

PricewaterhouseCoopers LLP's resignation as the independent accountant for each Fund, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of each Fund for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of each Fund for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                                  OTHER MATTERS

       No matter other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

       A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2002 must be received by such Fund on or before December 19, 2002, in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2003, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 6, 2003 and not later than April 5, 2003, in the manner and form required by that Fund's By-Laws.

                                                            MARY E. MULLIN
                                                            Secretary

Dated:  May 1, 2002

       STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   PROXY CARD

                   Morgan Stanley India Investment Fund, Inc.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 8, 2002 at the Annual Meeting of Stockholders to be held on June 6, 2002, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 1, 2002.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.       Election of the following nominees as Directors:

    FOR     WITHHELD

    [ ]     [ ]
                  Class II Nominees:
                  Clifford D'Souza, Barton M. Biggs and Gaetan Bouic

                  Class III Nominee:
                  Nilesh Joshi

                  --------------------------------------------------
                  For all nominees except as written on line above

       This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund set forth above.

       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 2002

       When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

       If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]